UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 13, 2019 (December 10, 2019)
L3HARRIS TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-3863	34-0276860

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1025 West NASA Boulevard
Melbourne,	Florida	32919
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (321) 727-9100

No change

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	LHX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 8.01      Other Events.
On December 10, 2019, William M. Brown, Chairman and Chief Executive Officer of L3Harris Technologies, Inc. (“L3Harris”), established a written pre-arranged plan providing for the exercise of certain employee stock options and the sale of shares of common stock of L3Harris issued upon exercise of such options. The plan was established as part of Mr. Brown’s long-term strategy for asset diversification and financial, estate and tax planning activities. Mr. Brown’s plan is intended to comply with Rule 10b5-1 under the Securities Exchange Act of 1934, as amended, and L3Harris’ insider trading policy and was established during L3Harris’ open trading window.

The plan covers options to purchase 181,600 shares granted to Mr. Brown in August 2012, which options expire in August 2022. Subject to a minimum price threshold, shares underlying exercised options will be sold on pre-determined dates starting in February 2020. Mr. Brown’s ownership interest in L3Harris is considerably in excess of L3Harris’ stock ownership guidelines, even taking into account the transactions under the plan. The transactions under the plan will be disclosed publicly through Form 4 and Form 144 filings with the Securities and Exchange Commission.

Rule 10b5-1 permits individuals to establish pre-arranged stock trading plans when they are not in possession of material non-public information and allows such pre-arranged trades to be made pursuant to the plan regardless of any subsequent material non-public information that an individual may receive. Using these plans, individuals can prudently and gradually diversify their investment portfolios over time. In accordance with 10b5-1 rules, Mr. Brown will have no discretion over sales under the plan.

Except as may be required by law, L3Harris does not undertake to report any Rule 10b5-1 plans that may be adopted by any other officers or directors of L3Harris, nor to report modifications or termination of any such plans, including Mr. Brown’s plan.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

L3HARRIS TECHNOLOGIES, INC.
	By:	/s/ Scott T. Mikuen
		Name:	Scott T. Mikuen
Date: December 13, 2019		Title:	Senior Vice President, General Counsel and Secretary

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